As filed with the Securities and Exchange Commission on February 13, 2026

1933 Act Registration No. 333-273052

1940 Act Registration No. 811-23887

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 227	[X]
and/or
Registration Statement Under the Investment Company Act of 1940	[ ]
Amendment No. 229	[X]

Roundhill ETF Trust

154 West 14th Street, 2nd Floor

New York, New York 10011
(646) 661-5441

Corporation Trust Company

1209 Orange Street
Wilmington, New Castle County, Delaware 19801

(Name and Address of Agent for Service)

Copy to:

Timothy Maloney
Roundhill Financial Inc.
154 West 14th Street, 2nd Floor

New York, New York 10011

Morrison Warren, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

Richard Coyle, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]	On (date) pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.
[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A –	Prospectus for Roundhill Democratic President ETF, Roundhill Republican President ETF, Roundhill Democratic Senate ETF, Roundhill Republican Senate ETF, Roundhill Democratic House ETF and Roundhill Republican House ETF

Part B –	Statement of Additional Information for Roundhill Democratic President ETF, Roundhill Republican President ETF, Roundhill Democratic Senate ETF, Roundhill Republican Senate ETF, Roundhill Democratic House ETF and Roundhill Republican House ETF

Part C –	Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
February 13, 2026

PROSPECTUS

Roundhill Democratic President ETF (BLUP)

Roundhill Republican President ETF (REDP)

Roundhill Democratic Senate ETF (BLUS)

Roundhill Republican Senate ETF (REDS)

Roundhill Democratic House ETF (BLUH)

Roundhill Republican House ETF (REDH)

_______, 2026

Each of the funds set forth above (each, a “Fund,” and together, the “Funds”) is a series of Roundhill ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). Each Fund lists and principally trades its shares on ______________ (“______” or the “Exchange”).

Neither the U.S. Securities and Exchange Commission (“SEC”) nor Commodity Futures Trading Commission (“CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PLEASE READ THE FOLLOWING PRIOR TO PURCHASING FUND SHARES.

The Roundhill Democratic President ETF’s investment objective is to provide capital appreciation to investors in the event that a member of the Democratic Party is the winner of the U.S. Presidential Election taking place on November 7, 2028. IN THE EVENT THAT THE WINNER OF the U.S. Presidential Election taking place on November 7, 2028, is not a member of the DEMOCRATIC Party, the Fund will lose substantially all of its value.

The Roundhill Republican President ETF’s investment objective is to provide capital appreciation to investors in the event that a member of the Republican Party is the winner of the U.S. Presidential Election taking place on November 7, 2028. IN THE EVENT THAT THE WINNER OF THE U.S. Presidential Election taking place on November 7, 2028, is not a member of the Republican Party, the Fund will lose substantially all of its value.

The Roundhill Democratic Senate ETF’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party has won control of the U.S. Senate following the conclusion of the U.S. Senate Elections taking place on November 3, 2026. IN THE EVENT THAT THE DEMOCRATIC PARTY HAS NOT WON CONTROL OF THE U.S. SENATE FOLLOWING THE ELECTIONS TAKING PLACE ON NOVEMBER 3, 2026, the Fund will lose substantially all of its value.

The Roundhill Republican Senate ETF’s investment objective is to provide capital appreciation to investors in the event that the Republican Party has won control of the U.S. Senate following the conclusion of the U.S. Senate Elections taking place on November 3, 2026. IN THE EVENT THAT THE REPUBLICAN PARTY HAS NOT WON CONTROL OF THE U.S. SENATE FOLLOWING THE ELECTIONS TAKING PLACE ON NOVEMBER 3, 2026, the Fund will lose substantially all of its value.

The Roundhill Democratic House ETF’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party has won control of the U.S. House of Representatives following the conclusion of the U.S. House of Representatives Elections taking place on November 3, 2026. IN THE EVENT THAT THE DEMOCRATIC PARTY HAS NOT WON CONTROL OF THE U.S. HOUSE OF REPRESENTATIVES FOLLOWING THE ELECTIONS TAKING PLACE ON NOVEMBER 3, 2026, the Fund will lose substantially all of its value.

The Roundhill Republican House ETF’s investment objective is to provide capital appreciation to investors in the event that the Republican Party has won control of the U.S. House of Representatives following the conclusion of the U.S. House of Representatives Elections taking place on November 3, 2026. IN THE EVENT THAT THE REPUBLICAN PARTY HAS NOT WON CONTROL OF THE U.S. HOUSE OF REPRESENTATIVES FOLLOWING THE ELECTIONS TAKING PLACE ON NOVEMBER 3, 2026, the Fund will lose substantially all of its value.

If you do not wish to invest in products that provide these outcomes or carry this risk you are urged not to invest.

Table of Contents

Summary Information – Roundhill Democratic President ETF	1
Summary Information – Roundhill Republican President ETF	15
Summary Information – Roundhill Democratic Senate ETF	29
Summary Information – Roundhill Republican Senate ETF	43
Summary Information – Roundhill Democratic House ETF	57
Summary Information – Roundhill Republican House ETF	71
Additional Information About Each Fund’s Principal Investment Strategies	85
Additional Risks of Investing in the Funds	85
Management of the Funds	93
How to Buy and Sell Shares	96
Dividends, Distributions and Taxes	97
Distributor	101
Net Asset Value	101
Fund Service Providers	102
Premium/Discount Information	102
Investments by Other Investment Companies	102
Financial Highlights	103

Roundhill Democratic President ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that a member of the Democratic Party is the winner of the U.S. Presidential Election taking place on November 7, 2028.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that a member of the Democratic Party is the winner of the U.S. Presidential Election taking place on November 7, 2028 (the “2028 Presidential Election”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the winner of the 2028 Presidential Election being a member of the Democratic Party. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that a member of the Democratic Party is not the winner of the 2028 Presidential Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the winner of the 2028 Presidential Election is a member of the Democratic Party (“Democratic President Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Democratic President Contracts as the reference asset. However, the Fund may also invest directly in Democratic President Contracts.

The value of the Fund’s exposure to Democratic President Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that a member of the Democratic Party is the winner of the 2028 Presidential Election and at $0.00 in the event that the winner of the 2028 Presidential Election is not a member of the Democratic Party. Given the binary pay-out structure of the Democratic President Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the winner of the 2028 Presidential Election will be a member of the Democratic Party. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Democratic victory in the 2028 Presidential Election is approximately 50%. Prior to the determination of the 2028 Presidential Election, the market value of the Fund’s exposure to Democratic President Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Democratic President Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Democratic President Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2028 Presidential Election or in the days immediately following it, the market will assess that the outcome of the 2028 Presidential Election has become known, which will cause the value of the Democratic President Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Democratic President Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Democratic President Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Democratic President Contracts, either through swap agreements that utilize Democratic President Contracts as the reference asset or direct investments in Democratic President Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Democratic President Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Democratic President Contracts.

The Fund will not terminate following the conclusion of the 2028 Presidential Election.
Instead, following a determination that the outcome of the 2028 Presidential Election has been decided, the Fund will recognize the gain or loss associated with its Democratic President Contracts tied to the 2028 Presidential Election and will invest in event contracts that settle to $1.00 in the event that the winner of the U.S. Presidential Election taking place on November 2, 2032, is a member of the Democratic Party. The Fund will make the determination that the 2028 Presidential Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2028 Presidential Election but prior to the formal settlement of the Democratic President Contracts, the price of Democratic President Contracts exceeds $0.995 (in the event of a Democratic victory) or less than $0.005 (in the event of a Democratic loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2028 Presidential Election has been decided (“Early Determination”).

2.	Formal Settlement of Democratic President Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2028 Presidential Election has been decided upon the formal settlement of Democratic President Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Democratic President Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2028 Presidential Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that a member of the Democratic Party is the winner of the U.S. Presidential Election taking place on November 2, 2032.

In the event that the winner of the 2028 Presidential Election is not a member of the Democratic Party, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that a member of the Democratic Party is the winner of the U.S. Presidential Election taking place on November 2, 2032, the Fund will undergo a reverse stock split. In the event that the winner of the 2028 Presidential Election is a member of the Democratic Party, the Fund will not undergo a reverse stock split.

Additional Information About the Democratic President Contracts

The Fund will have exposure to Democratic President Contracts either through swap agreements that utilize Democratic President Contracts as the reference asset or in direct investment in Democratic President Contracts. The Democratic President Contracts will settle to “yes” if the first person inaugurated as the President of the United States for the four-year term expected to begin on January 20, 2027, is a member of the Democratic Party. To the extent that a member of the Democratic Party is not the first person inaugurated as the President of the United States for the four-year term expected to begin on January 20, 2027, the Democratic President Contracts will settle to “no.” The contracts will settle at 10:00 A.M. Eastern Time on the date following the inauguration of the President of the United States. Please note, as described above, it is likely that the market will have determined that the outcome of the 2028 Presidential Election has been determined prior to the actual inauguration of the President on January 20, 2027. Accordingly, the Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Democratic President Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2028 Presidential Election has been determined and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2028 Presidential Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Democratic President Contracts referencing the 2028 Presidential Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the definitive winner of the 2028 Presidential Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that a member of the Democratic Party is not the winner of the 2028 Presidential Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2028 Presidential Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2028 Presidential Election based upon the market’s determination (as reflected in the market price of the Democratic President Contracts) that the winner of the 2028 Presidential Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Democratic President Contracts) that a member of the Democratic Party has won the 2028 Presidential Election exceeds 99.5% (in the case of a Democratic victory) or less than 0.005% (in the case of a Democratic loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION AND INVESTED IN POSITIONS TIED TO THE U.S. PRESIDENTIAL ELECTION TAKING PLACE ON NOVEMBER 2, 2032. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2028 PRESIDENTIAL ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2028 Presidential Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Democratic President Contracts and swap agreements on Democratic President Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Democratic President Contracts and swap agreements on Democratic President Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Democratic President Contracts and swap agreements on Democratic President Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/BLUP.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/BLUP.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Roundhill Republican President ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that a member of the Republican Party is the winner of the U.S. Presidential Election taking place on November 7, 2028.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that a member of the Republican Party is the winner of the U.S. Presidential Election taking place on November 7, 2028 (the “2028 Presidential Election”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the winner of the 2028 Presidential Election being a member of the Republican Party. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that a member of the Republican Party is not the winner of the 2028 Presidential Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the winner of the 2028 Presidential Election is a member of the Republican Party (“Republican President Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Republican President Contracts as the reference asset. However, the Fund may also invest directly in Republican President Contracts.

The value of the Fund’s exposure to Republican President Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that a member of the Republican Party is the winner of the 2028 Presidential Election and at $0.00 in the event that the winner of the 2028 Presidential Election is not a member of the Republican Party. Given the binary pay-out structure of the Republican President Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the winner of the 2028 Presidential Election will be a member of the Republican Party. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Republican victory in the 2028 Presidential Election is approximately 50%. Prior to the determination of the 2028 Presidential Election, the market value of the Fund’s exposure to Republican President Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Republican President Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Republican President Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2028 Presidential Election or in the days immediately following it, the market will assess that the outcome of the 2028 Presidential Election has become known, which will cause the value of the Republican President Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Republican President Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Republican President Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Republican President Contracts, either through swap agreements that utilize Republican President Contracts as the reference asset or direct investments in Republican President Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Republican President Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Republican President Contracts.

The Fund will not terminate following the conclusion of the 2028 Presidential Election.
Instead, following a determination that the outcome of the 2028 Presidential Election has been decided, the Fund will recognize the gain or loss associated with its Republican President Contracts tied to the 2028 Presidential Election and will invest in event contracts that settle to $1.00 in the event that the winner of the U.S. Presidential Election taking place on November 2, 2032, is a member of the Republican Party. The Fund will make the determination that the 2028 Presidential Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2028 Presidential Election but prior to the formal settlement of the Republican President Contracts, the price of Republican President Contracts exceeds $0.995 (in the event of a Republican victory) or less than $0.005 (in the event of a Republican loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2028 Presidential Election has been decided (“Early Determination”).

2.	Formal Settlement of Republican President Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2028 Presidential Election has been decided upon the formal settlement of Republican President Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Republican President Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2028 Presidential Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that a member of the Republican Party is the winner of the U.S. Presidential Election taking place on November 2, 2032.

In the event that the winner of the 2028 Presidential Election is not a member of the Republican Party, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that a member of the Republican Party is the winner of the U.S. Presidential Election taking place on November 2, 2032, the Fund will undergo a reverse stock split. In the event that the winner of the 2028 Presidential Election is a member of the Republican Party, the Fund will not undergo a reverse stock split.

Additional Information About the Republican President Contracts

The Fund will have exposure to Republican President Contracts either through swap agreements that utilize Republican President Contracts as the reference asset or in direct investment in Republican President Contracts. The Republican President Contracts will settle to “yes” if the first person inaugurated as the President of the United States for the four-year term expected to begin on January 20, 2027, is a member of the Republican Party. To the extent that a member of the Republican Party is not the first person inaugurated as the President of the United States for the four-year term expected to begin on January 20, 2027, the Republican President Contracts will settle to “no.” The contracts will settle at 10:00 A.M. Eastern Time on the date following the inauguration of the President of the United States. Please note, as described above, it is likely that the market will have determined that the outcome of the 2028 Presidential Election has been determined prior to the actual inauguration of the President on January 20, 2027. Accordingly, the Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Republican President Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2028 Presidential Election has been determined and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2028 Presidential Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Republican President Contracts referencing the 2028 Presidential Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the definitive winner of the 2028 Presidential Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that a member of the Republican Party is not the winner of the 2028 Presidential Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2028 Presidential Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2028 Presidential Election based upon the market’s determination (as reflected in the market price of the Republican President Contracts) that the winner of the 2028 Presidential Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Republican President Contracts) that a member of the Republican Party has won the 2028 Election exceeds 99.5% (in the case of a Republican victory) or less than 0.005% (in the case of a Republican loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION AND INVESTED IN POSITIONS TIED TO THE U.S. PRESIDENTIAL ELECTION TAKING PLACE ON NOVEMBER 2, 2032. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2028 PRESIDENTIAL ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2028 PRESIDENTIAL ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2028 Presidential Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Republican President Contracts and swap agreements on Republican President Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Republican President Contracts and swap agreements on Republican President Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Republican President Contracts and swap agreements on Republican President Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/REDP.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/REDP.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Roundhill Democratic Senate ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. Senate following the election taking place on November 3, 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. Senate following the election taking place on November 3, 2026 (the “2026 Senate Election”). Whether the Democratic Party has won control of the U.S. Senate following the 2026 Senate Election will be determined by reference to whether a member of the Democratic Party has been elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the Democratic Party winning control of the U.S. Senate following the 2026 Senate Election. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that the Democratic Party does not win control of the U.S. Senate following the 2026 Senate Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the Democratic Party wins control of the U.S. Senate following the 2026 Senate Election (“Democratic Senate Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Democratic Senate Contracts as the reference asset. However, the Fund may also invest directly in Democratic Senate Contracts.

The value of the Fund’s exposure to Democratic Senate Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Democratic Party wins control of the U.S. Senate following the 2026 Senate Election and at $0.00 in the event that the Democratic Party does not win control of the U.S. Senate following the 2026 Senate Election. Given the binary pay-out structure of the Democratic Senate Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Democratic Party will win control of the U.S. Senate following the 2026 Senate Election. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Democratic victory in the 2026 Senate Election is approximately 50%. Prior to the determination of the 2026 Senate Election, the market value of the Fund’s exposure to Democratic Senate Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Democratic Senate Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Democratic Senate Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2026 Senate Election or in the days immediately following it, the market will assess that the outcome of the 2026 Senate Election has been decided, which will cause the value of the Democratic Senate Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Democratic Senate Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Democratic Senate Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Democratic Senate Contracts, either through swap agreements that utilize Democratic Senate Contracts as the reference asset or direct investments in Democratic Senate Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Democratic Senate Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Democratic Senate Contracts.

The Fund will not terminate following the conclusion of the 2026 Senate Election.
Instead, following a determination that the outcome of the 2026 Senate Election has been decided, the Fund will recognize the gain or loss associated with its Democratic Senate Contracts tied to the 2026 Senate Election and will invest in event contracts that settle to $1.00 in the event that the Democratic Party wins control of the U.S. Senate following the conclusion of the U.S. Senate election taking place on November 7, 2028. The Fund will make the determination that the 2026 Senate Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2026 Senate Election but prior to the formal settlement of the Democratic Senate Contracts, the price of Democratic Senate Contracts exceeds $0.995 (in the event of a Democratic victory) or less than $0.005 (in the event of a Democratic loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2026 Senate Election has been decided (“Early Determination”).

2.	Formal Settlement of Democratic Senate Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2026 Senate Election has been decided upon the formal settlement of Democratic Senate Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Democratic Senate Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2026 Senate Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. Senate following the U.S. Senate election taking place on November 7, 2028.

In the event that the Democratic Party does not win control of the U.S. Senate following the 2026 Senate Election, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. Senate following the U.S. Senate election taking place on November 7, 2028, the Fund will undergo a reverse stock split. In the event that the Democratic Party wins control of the U.S. Senate following the 2026 Senate Election, the Fund will not undergo a reverse stock split.

Additional Information About the Democratic Senate Contracts

The Fund will have exposure to Democratic Senate Contracts either through swap agreements that utilize Democratic Senate Contracts as the reference asset or in direct investment in Democratic Senate Contracts. The Democratic Senate Contracts will settle to “yes” if a member of the Democratic Party has been elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027. To the extent that a member of the Democratic Party is not elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027, the Democratic Senate Contracts will settle to “no.” Please note, as described above, it is likely that the market will have determined that the outcome of the 2026 Senate Election has been determined prior to the actual election of the President pro tempore of the U.S. Senate on or around January 3, 2027. The political party that controls a majority of the seats in the U.S. Senate gets to determine who becomes President pro tempore. In the event that neither political party controls the majority of the seats in the U.S. Senate and there is a tie, the Vice President of the United States will cast the tie-breaking vote. Accordingly, the political party that controls a majority of the seats in the U.S. Senate, or, in the event of a tie, the political party of the Vice President of the United States will be found to control the U.S. Senate. The Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Democratic Senate Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2026 Senate Election has been determined and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2026 Senate Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Democratic Senate Contracts referencing the 2026 Senate Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the political party that has definitively won control of the U.S. Senate following the 2026 Senate Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that the Democratic Party does not win control of the U.S. Senate following the 2026 Senate Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2026 Senate Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2026 Senate Election based upon the market’s determination (as reflected in the market price of the Democratic Senate Contracts) that control of the U.S. Senate following the conclusion of the 2026 Senate Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Democratic Senate Contracts) that the Democratic Party has won control of the U.S. Senate following the 2026 Senate Election exceeds 99.5% (in the case of a Democratic victory) or less than 0.005% (in the case of a Democratic loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2026 SENATE ELECTION AND INVESTED IN POSITIONS TIED TO the U.S. Senate election taking place on November 7, 2028. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2026 SENATE ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2026 SENATE ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2026 SENATE ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2026 Senate Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Democratic Senate Contracts and swap agreements on Democratic Senate Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Democratic Senate Contracts and swap agreements on Democratic Senate Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Democratic Senate Contracts and swap agreements on Democratic Senate Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/BLUS.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/BLUS.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Roundhill Republican Senate ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. Senate following the election taking place on November 3, 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. Senate following the election taking place on November 3, 2026 (the “2026 Senate Election”). Whether the Republican Party has won control of the U.S. Senate following the 2026 Senate Election will be determined by reference to whether a member of the Republican Party has been elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the Republican Party winning control of the U.S. Senate following the 2026 Senate Election. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that the Republican Party does not win control of the U.S. Senate following the 2026 Senate Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the Republican Party wins control of the U.S. Senate following the 2026 Senate Election (“Republican Senate Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Republican Senate Contracts as the reference asset. However, the Fund may also invest directly in Republican Senate Contracts.

The value of the Fund’s exposure to Republican Senate Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Republican Party wins control of the U.S. Senate following the 2026 Senate Election and at $0.00 in the event that the Republican Party does not win control of the U.S. Senate following the 2026 Senate Election. Given the binary pay-out structure of the Republican Senate Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Republican Party will win control of the U.S. Senate following the 2026 Senate Election. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Republican victory in the 2026 Senate Election is approximately 50%. Prior to the determination of the 2026 Senate Election, the market value of the Fund’s exposure to Republican Senate Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Republican Senate Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Republican Senate Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2026 Senate Election or in the days immediately following it, the market will assess that the outcome of the 2026 Senate Election has been decided, which will cause the value of the Republican Senate Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Republican Senate Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Republican Senate Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Republican Senate Contracts, either through swap agreements that utilize Republican Senate Contracts as the reference asset or direct investments in Republican Senate Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Republican Senate Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Republican Senate Contracts.

The Fund will not terminate following the conclusion of the 2026 Senate Election. Instead, following a determination that the outcome of the 2026 Senate Election has been decided, the Fund will recognize the gain or loss associated with its Republican Senate Contracts tied to the 2026 Senate Election and will invest in event contracts that settle to $1.00 in the event that the Republican Party wins control of the U.S. Senate following the conclusion of the U.S. Senate election taking place on November 7, 2028. The Fund will make the determination that the 2026 Senate Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2026 Senate Election but prior to the formal settlement of the Republican Senate Contracts, the price of Republican Senate Contracts exceeds $0.995 (in the event of a Republican victory) or less than $0.005 (in the event of a Republican loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2026 Senate Election has been decided (“Early Determination”).

2.	Formal Settlement of Republican Senate Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2026 Senate Election has been decided upon the formal settlement of Republican Senate Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Republican Senate Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2026 Senate Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. Senate following the U.S. Senate election taking place on November 7, 2028.

In the event that the Republican Party does not win control of the U.S. Senate following the 2026 Senate Election, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. Senate following the U.S. Senate election taking place on November 7, 2028, the Fund will undergo a reverse stock split. In the event that the Republican Party wins control of the U.S. Senate following the 2026 Senate Election, the Fund will not undergo a reverse stock split.

Additional Information About the Republican Senate Contracts

The Fund will have exposure to Republican Senate Contracts either through swap agreements that utilize Republican Senate Contracts as the reference asset or in direct investment in Republican Senate Contracts. The Republican Senate Contracts will settle to “yes” if a member of the Republican Party has been elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027. To the extent that a member of the Republican Party is not elected as the President pro tempore of the U.S. Senate for the 120th U.S. Congress beginning on January 3, 2027, the Republican Senate Contracts will settle to “no.” Please note, as described above, it is likely that the market will have determined that the outcome of the 2026 Senate Election has been determined prior to the actual election of the President pro tempore of the U.S. Senate on or around January 3, 2027. The political party that controls a majority of the seats in the U.S. Senate gets to determine who becomes President pro tempore. In the event that neither political party controls the majority of the seats in the U.S. Senate and there is a tie, the Vice President of the United States will cast the tie-breaking vote. Accordingly, the political party that controls a majority of the seats in the U.S. Senate, or, in the event of a tie, the political party of the Vice President of the United States will be found to control the U.S. Senate. The Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Republican Senate Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2026 Senate Election has been determined and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2026 Senate Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Republican Senate Contracts referencing the 2026 Senate Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the political party that has definitively won control of the U.S. Senate following the 2026 Senate Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that the Republican Party does not win control of the U.S. Senate following the 2026 Senate Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2026 Senate Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2026 Senate Election based upon the market’s determination (as reflected in the market price of the Republican Senate Contracts) that control of the U.S. Senate following the conclusion of the 2026 Senate Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Republican Senate Contracts) that the Republican Party has won control of the U.S. Senate following the 2026 Senate Election exceeds 99.5% (in the case of a Republican victory) or less than 0.005% (in the case of a Republican loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2026 SENATE ELECTION AND INVESTED IN POSITIONS TIED TO the U.S. Senate election taking place on November 7, 2028. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2026 SENATE ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2026 SENATE ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2026 SENATE ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2026 Senate Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Republican Senate Contracts and swap agreements on Republican Senate Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Republican Senate Contracts and swap agreements on Republican Senate Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Republican Senate Contracts and swap agreements on Republican Senate Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/REDS.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/REDS.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Roundhill Democratic House ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. House of Representatives following the election taking place on November 3, 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. House of Representatives (the “U.S. House”) following the election taking place on November 3, 2026 (the “2026 House Election”). Whether the Democratic Party has won control of the U.S. House following the 2026 House Election will be determined by reference to whether a member of the Democratic Party has been elected as the Speaker of the United States House of Representatives (the “Speaker of the U.S. House”) for the 120th U.S. Congress beginning on January 3, 2027. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the Democratic Party winning control of the U.S. House following the 2026 House Election. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that the Democratic Party does not win control of the U.S. House following the 2026 House Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the Democratic Party wins control of the U.S. House following the 2026 House Election (“Democratic House Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Democratic House Contracts as the reference asset. However, the Fund may also invest directly in Democratic House Contracts.

The value of the Fund’s exposure to Democratic House Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Democratic Party wins control of the U.S. House following the 2026 House Election and at $0.00 in the event that the Democratic Party does not win control of the U.S. House following the 2026 House Election. Given the binary pay-out structure of the Democratic House Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Democratic Party will win control of the U.S. House following the 2026 House Election. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Democratic victory in the 2026 House Election is approximately 50%. Prior to the determination of the 2026 House Election, the market value of the Fund’s exposure to Democratic House Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Democratic House Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Democratic House Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2026 House Election or in the days immediately following it, the market will assess that the outcome of the 2026 House Election has been decided, which will cause the value of the Democratic House Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Democratic House Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Democratic House Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Democratic House Contracts, either through swap agreements that utilize Democratic House Contracts as the reference asset or direct investments in Democratic House Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Democratic House Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Democratic House Contracts.

The Fund will not terminate following the conclusion of the 2026 House Election.
Instead, following a determination that the outcome of the 2026 House Election has been decided, the Fund will recognize the gain or loss associated with its Democratic House Contracts tied to the 2026 House Election and will invest in event contracts that settle to $1.00 in the event that the Democratic Party wins control of the U.S. House following the conclusion of the U.S. House election taking place on November 7, 2028. The Fund will make the determination that the 2026 House Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2026 House Election but prior to the formal settlement of the Democratic House Contracts, the price of Democratic House Contracts exceeds $0.995 (in the event of a Democratic victory) or less than $0.005 (in the event of a Democratic loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2026 House Election has been decided (“Early Determination”).

2.	Formal Settlement of Democratic House Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2026 House Election has been decided upon the formal settlement of Democratic House Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Democratic House Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2026 House Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. House following the U.S. House election taking place on November 7, 2028.

In the event that the Democratic Party does not win control of the U.S. House following the 2026 House Election, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that the Democratic Party wins control of the U.S. House following the U.S. House election taking place on November 7, 2028, the Fund will undergo a reverse stock split. In the event that the Democratic Party wins control of the U.S. House following the 2026 House Election, the Fund will not undergo a reverse stock split.

Additional Information About the Democratic House Contracts

The Fund will have exposure to Democratic House Contracts either through swap agreements that utilize Democratic House Contracts as the reference asset or in direct investment in Democratic House Contracts. The Democratic House Contracts will settle to “yes” if a member of the Democratic Party has been elected as the Speaker of the U.S. House for the 120th U.S. Congress beginning on January 3, 2027. To the extent that a member of the Democratic Party is not elected as the Speaker of the U.S. House for the 120th U.S. Congress beginning on January 3, 2027, the Democratic House Contracts will settle to “no.” Please note, as described above, it is likely that the market will have determined that the outcome of the 2026 House Election has been determined prior to the actual election of the Speaker of the U.S. House on or around January 3, 2027.

In addition, the political party of the individual elected as the Speaker of the U.S. House is nearly always indicative of the political party holding the majority of the seats in the U.S. House, but it is possible that the political party with a majority of the seats in the U.S. House could elect a member from the opposing party as the Speaker of the U.S. House. The Democratic House Contracts to which the Fund has exposure determine “control of the U.S. House” to be determined by reference to the political party of the individual elected as the Speaker of the U.S. House and not which political party holds a strict majority in terms of U.S. House seats. Investors should clearly understand that in the event that the Democratic Party wins a majority of seats in the U.S. House but elects a member of the Republican party as the Speaker of the U.S. House, the Fund’s Democratic House Contracts, by their terms, will settle to $0.00 and the Fund will lose substantially all of its value. This is considered highly unlikely but it is possible and investors should be aware of this possibility.

The Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Democratic House Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2026 House Election has been determined, or that the political party with the majority of seats in the U.S. House elects a member of the opposition party as Speaker of the U.S. House (which would likely not be anticipated by the market), and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2026 House Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Democratic House Contracts referencing the 2026 House Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the political party that has definitively won control of the U.S. House following the 2026 House Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that the Democratic Party does not win control of the U.S. House following the 2026 House Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2026 House Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2026 House Election based upon the market’s determination (as reflected in the market price of the Democratic House Contracts) that control of the U.S. House following the conclusion of the 2026 House Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Democratic House Contracts) that the Democratic Party has won control of the U.S. House following the 2026 House Election exceeds 99.5% (in the case of a Democratic victory) or less than 0.005% (in the case of a Democratic loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2026 HOUSE ELECTION AND INVESTED IN POSITIONS TIED TO the U.S. House election taking place on November 7, 2028. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2026 HOUSE ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2026 HOUSE ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2026 HOUSE ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2026 House Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Democratic House Contracts and swap agreements on Democratic House Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Democratic House Contracts and swap agreements on Democratic House Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Democratic House Contracts and swap agreements on Democratic House Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/BLUH.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/BLUH.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Roundhill Republican House ETF

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. House of Representatives following the election taking place on November 3, 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	____%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	____%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$__	$__

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. House of Representatives (the “U.S. House”) following the election taking place on November 3, 2026 (the “2026 House Election”). Whether the Republican Party has won control of the U.S. House following the 2026 House Election will be determined by reference to whether a member of the Republican Party has been elected as the Speaker of the United States House of Representatives (the “Speaker of the U.S. House”) for the 120th U.S. Congress beginning on January 3, 2027. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the Republican Party winning control of the U.S. House following the 2026 House Election. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that the Republican Party does not win control of the U.S. House following the 2026 House Election, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (such as the outcome of a political election). Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay-out in the event that the Republican Party wins control of the U.S. House following the 2026 House Election (“Republican House Contracts”). The Fund will primarily derive such exposure through swap agreements that utilize Republican House Contracts as the reference asset. However, the Fund may also invest directly in Republican House Contracts.

The value of the Fund’s exposure to Republican House Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Republican Party wins control of the U.S. House following the 2026 House Election and at $0.00 in the event that the Republican Party does not win control of the U.S. House following the 2026 House Election. Given the binary pay-out structure of the Republican House Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Republican Party will win control of the U.S. House following the 2026 House Election. For instance, if such contracts are trading at $0.50 on a given day, it represents the market’s assessment that the implied probability of a Republican victory in the 2026 House Election is approximately 50%. Prior to the determination of the 2026 House Election, the market value of the Fund’s exposure to Republican House Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move incrementally as new information, polling data, news developments or market sentiment alter expectations about the outcome of the election. For instance, if the market price of Republican House Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Republican House Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

It is highly likely that on the day of the 2026 House Election or in the days immediately following it, the market will assess that the outcome of the 2026 House Election has been decided, which will cause the value of the Republican House Contracts to immediately converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (“CEA”) and rules adopted by the Commodity Futures Trading Commission (“CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules. Unlike many other types of derivatives instruments, the event contracts in which the Fund currently expects to invest are “fully funded” at the time of purchase. Therefore, to the extent the Fund invests directly in Republican House Contracts that are fully funded, no additional payments will be required during the life of the contract, regardless of price movements.

The Fund intends to obtain exposure to Republican House Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Republican House Contracts, either through swap agreements that utilize Republican House Contracts as the reference asset or direct investments in Republican House Contracts. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its Republican House Contract exposure. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Republican House Contracts.

The Fund will not terminate following the conclusion of the 2026 House Election.
Instead, following a determination that the outcome of the 2026 House Election has been decided, the Fund will recognize the gain or loss associated with its Republican House Contracts tied to the 2026 House Election and will invest in event contracts that settle to $1.00 in the event that the Republican Party wins control of the U.S. House following the conclusion of the U.S. House election taking place on November 7, 2028. The Fund will make the determination that the 2026 House Election has been decided as set forth below.

1.	Market Determination. If, at any time subsequent to the 2026 House Election but prior to the formal settlement of the Republican House Contracts, the price of Republican House Contracts exceeds $0.995 (in the event of a Republican victory) or less than $0.005 (in the event of a Republican loss) for five consecutive trading days, the Fund will assess that the market has determined that the outcome of the 2026 House Election has been decided (“Early Determination”).

2.	Formal Settlement of Republican House Contracts. In the event that the conditions set forth in (1) above do not occur, the Fund will determine that the 2026 House Election has been decided upon the formal settlement of Republican House Contracts, pursuant to the terms of such contracts.

Please see “Additional Information Regarding Republican House Contracts” and “Timing of Settlement Risk” below. At such time that the Fund has determined that the 2026 House Election has been decided, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund will now begin seeking to provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. House following the U.S. House election taking place on November 7, 2028.

In the event that the Republican Party does not win control of the U.S. House following the 2026 House Election, Fund Shares will have lost substantially all of their value. At such time, following the Fund’s investment in derivatives contracts that will provide capital appreciation to investors in the event that the Republican Party wins control of the U.S. House following the U.S. House election taking place on November 7, 2028, the Fund will undergo a reverse stock split. In the event that the Republican Party wins control of the U.S. House following the 2026 House Election, the Fund will not undergo a reverse stock split.

Additional Information About the Republican House Contracts

The Fund will have exposure to Republican House Contracts either through swap agreements that utilize Republican House Contracts as the reference asset or in direct investment in Republican House Contracts. The Republican House Contracts will settle to “yes” if a member of the Republican Party has been elected as the Speaker of the U.S. House for the 120th U.S. Congress beginning on January 3, 2027. To the extent that a member of the Republican Party is not elected as the Speaker of the U.S. House for the 120th U.S. Congress beginning on January 3, 2027, the Republican House Contracts will settle to “no.” Please note, as described above, it is likely that the market will have determined that the outcome of the 2026 House Election has been determined prior to the actual election of the Speaker of the U.S. House on or around January 3, 2027.

In addition, the political party of the individual elected as the Speaker of the U.S. House is nearly always indicative of the political party holding the majority of the seats in the U.S. House, but it is possible that the political party with a majority of the seats in the U.S. House could elect a member from the opposing party as the Speaker of the U.S. House. The Republican House Contracts to which the Fund has exposure determine “control of the U.S. House” to be determined by reference to the political party of the individual elected as the Speaker of the U.S. House and not which political party holds a strict majority in terms of U.S. House seats. Investors should clearly understand that in the event that the Republican Party wins a majority of seats in the U.S. House but elects a member of the Democratic Party as the Speaker of the U.S. House, the Fund’s Republican House Contracts, by their terms, will settle to $0.00 and the Fund will lose substantially all of its value. This is considered highly unlikely but it is possible and investors should be aware of this possibility.

The Fund expects that under most circumstances the Fund will have recognized a gain or loss on its derivatives positions that reference the Republican House Contracts before such contracts formally settle pursuant to the Early Determination mechanism. As described below in “Timing of Settlement Risk,” it is possible, although unlikely, that the market will wrongly assess that the outcome of the 2026 House Election has been determined, or that the political party with the majority of seats in the U.S. House elects a member of the opposition party as Speaker of the U.S. House (which would likely not be anticipated by the market), and that the Fund will have recognized a gain or loss in connection with its positions referencing the 2026 House Election based upon the market’s assessment pursuant to an Early Determination. Under such circumstances, the Fund may have recognized a gain or loss based upon the wrong result and will no longer have exposure to Republican House Contracts referencing the 2026 House Election. Under such circumstances, there will be no recourse for holders of Fund Shares. Investors that wish to have exposure to the political party that has definitively won control of the U.S. House following the 2026 House Election should not invest in Fund Shares.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CATASTROPHIC LOSS RISK. In the event that the Republican Party does not win control of the U.S. House following the 2026 House Election, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. The Fund’s investment strategy results in concentrated exposure to a single event, the outcome of the 2026 House Election. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. The Fund will exit its positions tied to the outcome of the 2026 House Election based upon the market’s determination (as reflected in the market price of the Republican House Contracts) that control of the U.S. House following the conclusion of the 2026 House Election has been decided pursuant to the Early Determination mechanism described above. The Fund will exit the positions based upon the market implied probability (as reflected in the market price of the Republican House Contracts) that the Republican Party has won control of the U.S. House following the 2026 House Election exceeds 99.5% (in the case of a Republican victory) or less than 0.005% (in the case of a Republican loss) for five consecutive trading days. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, THE FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE 2026 HOUSE ELECTION AND INVESTED IN POSITIONS TIED TO the U.S. House election taking place on November 7, 2028. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE 2026 HOUSE ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF THE 2026 HOUSE ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE 2026 HOUSE ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective.

Exchange and Clearinghouse Risk. The Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which the Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to the 2026 House Election. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. Although the event contracts in which the Fund invests are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s ability to establish, maintain or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent the Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If the Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair the Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because Republican House Contracts and swap agreements on Republican House Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in Republican House Contracts and swap agreements on Republican House Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the Republican House Contracts and swap agreements on Republican House Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with the Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/REDH.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in ________ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/REDH.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund’s Principal Investment Strategies

Overview

Each Fund is a series of Roundhill ETF Trust and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. Each of the policies described herein, including the investment objective of a Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of each Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”). There can be no assurance that a Fund’s objective will be achieved.

Each Fund’s investments are subject to certain requirements imposed by law and regulation, as well as the Fund’s investment strategy. These requirements are generally applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, a requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Non-Principal Strategies

Borrowing Money. Each Fund may borrow money from a bank as permitted by the 1940 Act or the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

CATASTROPHIC LOSS RISK. In the event that the outcome tied to a Fund’s name does not occur, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

CONCENTRATED EXPOSURE RISK. Each Fund’s investment strategy results in concentrated exposure to a single event. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, each Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Funds are more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, a Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in a Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

TIMING OF SETTLEMENT RISK. As described in detail above, a Fund may rely on the market’s determination that a particular outcome has been decided pursuant to the Early Determination mechanism. HOWEVER, IT IS POSSIBLE THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF THE ELECTION HAS BEEN DECIDED WILL SUBSEQUENTLY BE FOUND TO BE INCORRECT. UNDER SUCH CIRCUMSTANCES, A FUND WILL GENERALLY HAVE EXITED ITS POSITIONS TIED TO THE OUTCOME OF THE PRECEDING ELECTION AND INVESTED IN POSITIONS TIED TO THE NEXT ELECTION. THEREFORE, A SUBSEQUENT DETERMINATION THAT THE MARKET WAS INCORRECT ABOUT THE WINNER OF THE PRIOR ELECTION WILL NOT BE REFLECTED IN THE VALUE OF FUND SHARES. INVESTORS THAT WISH TO HAVE ECONOMIC EXPOSURE TO THE DEFINITIVE OUTCOME OF AN ELECTION SHOULD UNDER NO CIRCUMSTANCES PURCHASE FUND SHARES. BY PURCHASING FUND SHARES, YOU ARE ACCEPTING THE RISK THAT THE MARKET’S DETERMINATION THAT THE OUTCOME OF AN ELECTION HAS BEEN DETERMINED MAY SUBSEQUENTLY BE FOUND TO BE INCORRECT AND THAT UNDER SUCH CIRCUMSTANCES THERE WILL BE NO RECOURSE.

EVENT CONTRACTS RISK. Each Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from a Fund’s investment objective.

Exchange and Clearinghouse Risk. A Fund’s investments in event contracts expose it to the operational, financial and regulatory risks of the DCM(s) listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect a Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts in which a Fund may invest. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede a Fund’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of a Fund to implement its strategy.

SWAP AGREEMENTS RISK. The Funds utilize swap agreements. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

REGULATORY RISK. The regulatory framework governing event contracts tied to political outcomes is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect a Fund. Although the event contracts in which the Funds invest are listed for trading on a CFTC-regulated DCM and are subject to exchange and clearing rules, the CFTC retains broad authority to determine whether particular contracts are consistent with the CEA and the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. Political outcome event contracts have been the subject of heightened regulatory scrutiny and debate, and regulators may conclude that some or all of such contracts should be limited, suspended, modified or prohibited. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair a Fund’s ability to establish, maintain or close positions; (ii) require a Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which a Fund relies; or (iv) render a Fund’s principal investment strategy impractical and achievement of investment objective impossible. In addition, future legislative, judicial or administrative developments, reinterpretations of existing law or changes in enforcement priorities could retroactively affect the permissibility, settlement mechanics or availability of political-outcome event contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of a Fund. There can be no assurance whatsoever that the regulatory environment for political-outcome event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which each Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Funds are subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of a Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Funds. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving a Fund unable to realize anticipated gains.

Valuation Risk. Each Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to political outcomes can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near election dates or following material news developments, and intraday volatility may cause significant swings in a Fund’s NAV. If reliable market quotations are not readily available, a Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of election results could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

VOLATILITY RISK. Event contracts tied to political outcomes can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to polling data, debates, policy announcements, legal challenges, election-administration developments, or unexpected geopolitical or economic events, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as party conventions, court rulings, election day, and certification deadlines, and may be further magnified by liquidity constraints, trading halts or changes in position limits on the designated contract market. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in a Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the election, volatility may persist until final settlement if uncertainties remain about certification, recounts or succession. A Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

ACTIVE MANAGEMENT RISK. Each Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about a Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by a Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above a Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to a Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cybersecurity Risk. Failures or breaches of the electronic systems of a Fund, a Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Funds have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Funds cannot control the cybersecurity plans and systems of the Funds’ other service providers, market makers, Authorized Participants or issuers of securities in which the Funds invests.

LIQUIDITY RISK. Event contracts tied to political outcomes may experience periods of limited or uneven liquidity. To the extent a Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events, or may decline significantly during period of uncertainty, regulatory review or when market participants reduce activity following the occurrence of the election but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing a Fund to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to polling shifts, litigation, recounts, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. A Fund could also face significant challenges rolling positions to provide exposure to the next election if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Funds. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay a Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between a Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent a Fund from executing its strategy as intended.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of a Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a Fund’s ability to meet its investment objective. Although the Funds and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Position Limits Risk. Event contracts listed on DCMs are subject to position limits. These limits may be imposed by the DCM or directed by the CFTC, and may change over time, sometimes without advance notice. To the extent a Fund invests directly in event contracts, position limits can constrain the Fund’s ability to initiate or increase positions, require the Fund to reduce existing positions when limits are tightened or reinterpreted, or prevent the Fund from maintaining desired exposure as the election approaches or as market conditions evolve. In certain circumstances, the DCM may also require the Fund to provide additional information, demonstrate the bona fide nature of its positions, or liquidate positions deemed inconsistent with exchange rules or risk-management objectives. Because political event contracts often concentrate liquidity in specific expirations or outcomes, position limits may become binding more quickly than in broader commodity or financial futures markets. If a Fund is forced to rebalance or liquidate positions to comply with applicable limits, it may incur transaction costs, realize unfavorable gains or losses, experience deviations from its investment strategy, or be unable to replicate market-implied probabilities. Moreover, new or more restrictive position limits imposed in response to regulatory developments, market stress, or exchange policy changes could materially impair a Fund’s ability to pursue its investment objective.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. Because political event contracts and swap agreements on political event contracts produce non-qualifying income for purposes of a Fund qualifying as a RIC, each Fund makes its investments in political event contracts and swap agreements on political event contracts through a Subsidiary. Each Fund intends to treat any income it may derive from political event contracts and swap agreements on political event contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous PLRs provided to third parties not associated with a Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, each Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Funds’ Board of Trustees may determine to reorganize or close a Fund or materially change the Fund’s investment objective and strategies. In the event that a Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Structural ETF Risks. Each Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. Each Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, a Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to a Fund’s NAV. Furthermore, a Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, a Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. Each Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. A Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between a Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from a Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiaries are not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, a Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TRANSACTIONS COST RISK. The transaction costs (commissions, fees and spreads) associated with a Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce a Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Management of the Funds

Each Fund is a series of Roundhill ETF Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, distributor, custodian and fund administrative and accounting agent.

Investment Adviser. Roundhill Financial Inc., a Delaware corporation located at 154 West 14th Street, 2nd Floor, New York, New York 10011, serves as the investment adviser for the Funds. The Adviser is an SEC-registered investment adviser that has provided investment advisory services to pooled investment vehicles since 2019. The Adviser oversees the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser continuously reviews, supervises, and administers each Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser.

Investment Sub-Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as each Fund’s investment sub-adviser. The Sub-Adviser is an SEC-registered investment adviser that has provided investment advisory or sub-advisory services to pooled investment vehicles since 2009, including to over 80 1940 Act-registered ETFs as of March 2025. ETC has responsibility for managing each Fund’s investment program in pursuit of its investment objective.

Portfolio Managers. Timothy Maloney, William Hershey, David Mazza, Andrew Serowik, Todd Alberico, Gabriel Tan and Brian Cooper serve as the Fund’s portfolio managers.

●	Mr. Maloney co-founded Roundhill in late 2018. He began his career at Morgan Stanley as a Foreign-Exchange and Emerging Markets salesperson. He later joined Wells Capital, where he traded investment grade bonds for a $35 billion fixed-income portfolio. He graduated from Vanderbilt University with a degree in Economics and a Masters of Science in Finance (MSF). Mr. Maloney is a CFA Charterholder.

●	Mr. Hershey co-founded Roundhill in late 2018. He began his career at Yorkville ETF Advisors, continuing with Yorkville Capital Management after the sale of Yorkville’s ETF business. During his career, he held various roles, including Head Trader for a Yorkville’s long/short energy hedge fund. He graduated from Vanderbilt University with a degree in Economics. Mr. Hershey is a CFA Charterholder.

●	Mr. Mazza joined Roundhill in 2023. He began his career at State Street Global Advisors and had various research, portfolio management, and product development responsibilities including leading the strategy and research team for SPDR ETFs. He later worked in leadership roles at OppenheimerFunds and Rafferty Asset Management. He graduated from the Sawyer Business School at Suffolk University with his Masters of Business Administration (MBA) in Finance and Boston College with a degree in Political Science and Philosophy.

●	Mr. Serowik joined ETC from Goldman Sachs. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.

●	Mr. Alberico joined ETC in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in New York with a Bachelor of Science degree in Finance.

●	Mr. Tan joined ETC in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning. Mr. Tan graduated from the University of North Carolina at Chapel Hill with a Bachelor of Science in Business Administration with a concentration in Investments, a Bachelor of Arts in Economics, and a Minor in Chinese.

●	Mr. Cooper joined ETC in November 2021 and currently serves as a Portfolio Manager. Previously, Mr. Cooper had roles in trade operations for Constellation Advisers from March 2017 until April 2018 and for QFR Capital Management from April 2018 until July 2020 and in the middle office derivatives group of Elliot Capital Management from September 2020 until November 2021. Prior to these roles, he spent 14 years working in various operational roles for Falcon Management Corporation, a global macro family office, gaining exposure to a variety of asset classes with a focus on operations, accounting, and technology. Mr. Cooper graduated from Pennsylvania State University in 2002 with a Bachelor of Science in Finance and a minor in Business Law.

For additional information concerning Roundhill and ETC, including a description of the services provided to the Fund, please see the Funds’ SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund Shares may also be found in the SAI.

Each Fund operates a multi-manager structure pursuant to an exemptive order issued by the SEC. The order permits Roundhill, subject to certain conditions, to enter into new or modified sub-advisory agreements with existing or new sub-advisers without the approval of Fund shareholders, but subject to approval by the Board. Roundhill has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Roundhill and the Funds relief with respect to the disclosure of the advisory fees paid to individual sub-advisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, a Fund may disclose the aggregate fees payable to Roundhill and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Roundhill, other than wholly-owned sub-advisers.

If a Fund relies on the order to hire a new sub-adviser, the Fund will provide shareholders with certain information regarding the sub-adviser within 90 days of hiring the new sub-adviser, as required by the order. In the future, Roundhill may propose the addition of one or more additional sub-advisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment sub-advisers are retained or the contract with any existing sub-adviser is terminated.

Management Fee

Pursuant to an investment advisory agreement between Roundhill and the Trust, on behalf of the Funds (the “Investment Management Agreement”), each Fund has agreed to pay an annual unitary management fee to Roundhill in an amount equal to ___% of its average daily net assets. This unitary management fee is designed to pay a Fund’s expenses and to compensate Roundhill for the services it provides to the Fund. Out of the unitary management fee, Roundhill pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Roundhill is not responsible for interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes (of any kind or nature, including, but not limited to, income, excise, transfer and withholding taxes), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants) or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), acquired fund fees and expenses, accrued deferred tax liability, fees and expenses payable related to the provision of securities lending services, legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to an investment sub-advisory agreement between Roundhill, ETC and the Trust, on behalf of the Funds (the “Investment Sub-Advisory Agreement”), Roundhill has agreed to pay an annual sub-advisory fee to ETC in an amount based on each Fund’s average daily net assets. Roundhill is responsible for paying the entirety of ETC’s sub-advisory fee. The Fund does not directly pay ETC.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Funds will be available in the Funds’ next Form N-CSR to shareholders for the fiscal period ended _____, 2026.

Management of the Subsidiaries

Each Subsidiary is a wholly-owned subsidiary of the applicable Fund. Each Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. Each Fund is the sole shareholder of the applicable Subsidiary, and it is currently expected that shares of each Subsidiary will not be sold or offered to other investors. Each Fund and its applicable Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund. As a result, in managing a Fund’s and a Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage, capital structure and the timing and method of the valuation of a Fund’s and the Subsidiary’s portfolio investments. The Trust’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding each Subsidiary’s compliance with its policies and procedures. The Subsidiary does not pay the Adviser a management fee for investment management services. While each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services, the Adviser will pay for these expenses.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from a Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund Shares. Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Fund Shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by a Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before the shareholder invested (and therefore were included in the price of the Fund Shares that were purchased). As a result, unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), if you buy Fund Shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. You should consider avoiding the purchase of Fund Shares shortly before a Fund makes a distribution, because doing so can cost you money in taxes. To avoid “buying a dividend,” check a Fund’s distribution schedule before you invest.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Fund Shares. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories: ordinary income distributions, capital gain dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Fund Shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Fund Shares, which could result in you having to pay higher taxes in the future when Fund Shares are sold, even if you sell the Fund Shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of the Fund’s dividend yield or total return of an investment in Fund Shares. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Fund Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs.

Capital Gains and Losses. If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Fund Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Fund Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Fund Shares. If you sell or redeem your Fund Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Fund Shares from the amount you receive in the transaction. Your tax basis in your Fund Shares is generally equal to the cost of your Fund Shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your Fund Shares.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund are characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) are subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as short-term capital gain income dividend attributable to certain net short term capital gain received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Fund Shares to determine the applicable withholding.

Investments in Subsidiaries. One of the requirements for qualification as a RIC is that a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

Each Fund intends to treat any income it may derive from event contracts and swap agreements on event contracts received by its Subsidiary as “qualifying income” under the provisions of the Code, applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to each Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from a Subsidiary, each Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, a Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Each Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and each Fund will be required to include as income annually amounts earned by its Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, each Fund will be subject to the RIC qualification distribution requirements with respect to its Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and each Subsidiary are organized, respectively, could result in the inability of a Fund and/or a Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that each Subsidiary must pay Cayman Islands governmental authority taxes, a Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of event contracts and swap agreements on event contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Fund Shares.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Net Asset Value

The NAV of a Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of each Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to determine the fair value of the Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before a Fund calculates its NAV. Generally, when determining the fair value of a Fund investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.

Fund Service Providers

U.S. Bancorp Fund Services, LLC is the administrator and transfer agent for the Trust. U.S. Bank National Association serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as each Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than each Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Funds, if shorter), is available at https://www.roundhillinvestments.com/etf.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The SEC has adopted Rule 12d1-4 under the 1940 Act Each Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

Each Fund is new and has no performance history as of the date of this prospectus. Financial information is therefore not available.

Roundhill Democratic President ETF (BLUP)

Roundhill Republican President ETF (REDP)

Roundhill Democratic Senate ETF (BLUS)

Roundhill Republican Senate ETF (REDS)

Roundhill Democratic House ETF (BLUH)

Roundhill Republican House ETF (REDH)

For more detailed information on the Funds, several additional sources of information are available to you. The Funds’ SAI, incorporated by reference into this prospectus, contains detailed information on each Fund’s policies and operation. Additional information about each Fund’s investments is available in the annual and semi-annual reports to shareholders. In each Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. Each Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (855) 561-5728, on the Fund’s website at www.roundhillinvestments.com/etf or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Roundhill Investments

154 West 14th Street, 2nd Floor

New York, New York 10011

(646) 661-5441

www.roundhillinvestments.com

SEC File #333-273052

811-23887

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

February 13, 2026

Statement of Additional Information

Roundhill Democratic President ETF (BLUP)

Roundhill Republican President ETF (REDP)

Roundhill Democratic Senate ETF (BLUS)

Roundhill Republican Senate ETF (REDS)

Roundhill Democratic House ETF (BLUH)

Roundhill Republican House ETF (REDH)

________, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated ________, 2026, as it may be revised from time to time (the “Prospectus”), for each of the funds set forth above (each a “Fund,” and together, the “Funds”), each a series of the Roundhill ETF Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Funds’ distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at (855) 561-5728. You may also obtain a Prospectus by visiting each Fund’s website at www.roundhillinvestments.com/etf.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), Commodity Futures Trading Commission (the “CFTC”), SEC staff, CFTC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

Table of Contents

General Description of the Trust and the Funds	1
Exchange Listing and Trading	2
Investment Objective and Policies	2
Investment Strategies	4
Investment Risks	7
Management of the Funds	10
Control Persons and Principal Holders of Securities	16
Conflicts of Interest	16
Investment Adviser and Other Service Providers	16
Brokerage Allocations	23
Additional Information	24
Proxy Voting Policies and Procedures	26
Creation and Redemption of Creation Units	26
Federal Tax Matters	30
Determination of Net Asset Value	36
Dividends and Distributions	37
Miscellaneous Information	37
Performance Information	37

General Description of the Trust and the Funds

The Trust was organized as a Delaware statutory trust on May 2, 2023 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the 1940 Act. The Trust currently offers shares in __ separate series, representing separate portfolios of investments. This SAI relates solely to the Funds, which are non-diversified. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

Roundhill Financial Inc. serves as each Fund’s investment adviser (“Roundhill” or the “Adviser”). Exchange Traded Concepts, LLC, serves as each Fund’s investment sub-adviser (“ETC” or the “Sub-Adviser”). Foreside Fund Services, LLC serves as each Fund’s distributor (“Foreside” or the “Distributor”).

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders. Subject to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder of a Fund may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

Each Fund’s shares (“Fund Shares”) list and principally trade on ________ (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above a Fund’s net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem an individual Fund Shares. Instead, a Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with a Fund or the Distributor to purchase and redeem a Fund’s Shares directly with a Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and/or other assets identified by a Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

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Exchange Listing and Trading

Fund Shares are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of a Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of each Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of a Fund.

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act

(2)	A Fund may not borrow money, except as permitted under the 1940 Act.

(3)	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	A Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

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(7)	Roundhill Democratic President ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of U.S. Presidential Elections.

Roundhill Republican President ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of U.S. Presidential Elections.

Roundhill Democratic Senate ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of the U.S. Senate Elections.

Roundhill Republican Senate ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of U.S. Senate Elections.

Roundhill Democratic House ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of U.S. House of Representatives Elections.

Roundhill Republican House ETF will concentrate (i.e., invest more than 25% of its total assets) its investments in instruments that provide exposure to the outcome of U.S. House of Representatives Elections.

For purposes of these limitations, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of such Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, such Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund’s total assets.

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With respect to the fundamental policies relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, a Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by a Fund’s management. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The foregoing fundamental policies of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of such Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, a Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Each of the Funds utilizes an investment strategy that seeks to provide exposure to the outcome of United States elections. In seeking to achieve its investment objective, each Fund invests in, or seeks exposure to, a unique type of derivative instrument known as an “event contract.” The Funds will invest directly in event contracts or in swap agreements that utilize event contracts as the reference asset. Each event contract to which a Fund has exposure will relate to the political party that wins the election indicated by the Fund’s name. Each Fund’s exposure to event contracts, either through direct investment or the utilization of swap agreements referencing such event contracts, will occur through a wholly-owned subsidiary of the Fund’s organized under the laws of the Cayman Islands (each, a “Subsidiary”).

Types of Investments

Swap Agreements. The Funds will into enter into swap agreements. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined indicator (in this case, event contracts). The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular indicator (such as an event contract). The swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to a Fund on such swap should be the gain or loss on the notional amount less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets (event contracts).

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Event Contracts. The Funds may enter into event contracts. Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (for example, the outcome of a political election or publication of an economic indicator) by a stated date. Each event contract specifies a binary payout structure, typically settling at $1.00 if the referenced event is determined to have occurred and at $0.00 if it is determined not to have occurred, as defined in the contract’s rules. The event contracts to which the Funds will have exposure are subject to regulation under the Commodity Exchange Act and rules adopted by the CFTC. Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

Cayman Subsidiary. Each Fund invests a portion of its total assets in a Subsidiary. Each Subsidiary invests in event contracts or swap agreements referencing event contracts. Under the current Internal Revenue Service (“IRS”) position relating to qualifying income of a regulated investment company (“RIC”), only the Subsidiaries, not the Funds, may invest in event contracts or in swap agreements referencing event contracts, and have the income generated by such positions constitute qualifying income.

The Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, each Subsidiary is wholly-owned and controlled by a Fund and is advised by Roundhill and sub-advised by ETC. The Board of Trustees has oversight responsibility for the investment activities of each Fund, including its investment in a Subsidiary, and each Fund’s role as the sole shareholder of a Subsidiary. Neither Roundhill nor ETC receives additional compensation for managing the assets of the Subsidiaries.

Changes in the laws of the United States (where each Fund is organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect each Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

The financial statements of a Subsidiary will be consolidated with such Fund’s financial statements in the Fund’s annual and semi-annual reports.

Federal Income Tax Treatment of Event Contracts and Investments in the Subsidiary. Each Subsidiary’s transactions in event contracts will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by such Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Subsidiary and may defer Subsidiary losses. Because each Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of such Subsidiary’s income will affect the income a Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Subsidiary and a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

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Each Fund intends to treat any income it may derive from event contracts received by a Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Funds or their affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published regulations that concluded that income from a corporation similar to each Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from a Subsidiary, a Fund intends to cause such Subsidiary to make distributions that would allow a Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of a Subsidiary for a tax year, regardless of whether such Fund receives a distribution of such Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, a Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on the sale of that instrument.

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Short-Term Instruments and Temporary Investments. A Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by a Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as a Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes.

Investment Risks

Overview

An investment in a Fund should be made with an understanding of the risks that an investment in a Fund’s Shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When a Fund borrows money, it must pay interest and other fees, which will reduce a Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce a Fund’s asset coverage to less than the prescribed amount.

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Concentrated Exposure Risk

Each Fund’s investment strategy results in concentrated exposure to a single event. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, each Fund’s performance is primarily driven by developments related to a particular event and the market’s evolving assessment of the likelihood of its occurrence. As a result, each Fund is more susceptible to adverse political developments, polling shifts, legal disputes, regulatory actions, changes in exchange rules, or unexpected news that directly or indirectly influence expectations regarding the election. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, a Fund may be unable to find substitute investments that provide similar exposures, which could force a Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in a Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause such Fund’s returns to diverge substantially from those of more diversified investments.

Cybersecurity Risk

A Fund is susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. A Fund has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cybersecurity systems of issuers or third party service providers.

Event Contracts Risk

Each Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose value is derived from the occurrence or non-occurrence of specified events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from a Fund’s investment objective.

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Failure to Qualify as a Regulated Investment Company Risk

If, in any year, a Fund fails to qualify as a RIC under the applicable tax laws, such Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. If a Fund fails to qualify as a RIC, distributions to such Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Liquidity Risk

The Funds may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating a Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If a Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of a Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Swap Agreements Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result insignificant losses.

Trading Issues Risk

Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in Fund Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on the Exchange in the event a Fund’s assets are small or a Fund does not have enough shareholders.

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Valuation Risk

The Funds may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, maybe subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Funds could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Funds would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Funds at that time. Each Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Management of the Funds

Trustees and Officers

The general supervision of the duties performed for the Funds under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (the “Interested Trustee”) and three of whom are Trustees who are not officers or employees of Roundhill or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Funds, choose the Trust’s officers and hired the Funds’ investment adviser. Each Trustee, except for Timothy Maloney, is an Independent Trustee. Mr. Maloney is deemed an Interested Trustee of the Trust due to his position as Chief Investment Officer and co-owner of Roundhill and Treasurer and Chief Financial Officer of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

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Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Roundhill Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Timothy Maloney(1) c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1989	Chairman of the Board of Trustees; Treasurer and Chief Financial Officer	● Indefinite term ● Since inception	Co-Founder (2018 – present), Chief Investment Officer (2018 – 2024), of Roundhill Financial Inc.	__	Roundhill UCITS ICAV; Roundhill Financial Inc.; AssetDash Corp.
Independent Trustees
John Pesce c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1965	Trustee	● Indefinite term ● Since inception	Chief Executive Officer of TCG Group Holdings LP (1999 – present); Area President of Hub International (2021 – present)	__	Care Solace
Felix Rivera c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1963	Trustee	● Indefinite term ● Since inception	Managing Partner of Independent Channel Advisors, LLC (2011 – present)	__	Advisors Preferred Trust; Alpha Alternative Fund; Cornerstone Investors Trust
Jeffrey Youngman c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1961	Trustee	● Indefinite term ● Since inception	Managing Member of Feitlin, Youngman, Karas & Gerson, L.L.C. (1988 – present)	__	None
Officers of the Trust
William Hershey c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1989	President	● Indefinite term ● Since inception	Co-Founder (2018 – present), Chief Executive Officer (2018 – 2024), of Roundhill Financial Inc.	N/A	N/A
David Mazza c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1982	Vice President	● Indefinite term ● Since inception	Chief Executive Officer (2024 – present), Chief Strategy Officer (2023 – 2024), of Roundhill Financial Inc.; Managing Director and Head of Product of Rafferty Asset Management, LLC (2018 – 2023)	N/A	N/A
Sean Poyntz c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1992	Secretary	● Indefinite term ● Since inception	Director of Operations (2024 – present), Vice President of Operations (2021 – 2023) of Roundhill Financial Inc.; Head of Trading & Information Security (2019 – 2021) and Trader (2017 – 2019) of Lucerne Capital Management	N/A	N/A

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Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Roundhill Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Adam Shoffner(2) c/o ACA Group Three Canal Plaza Portland, ME 04101 Y.O.B.:1979	Chief Compliance Officer and Anti-Money Laundering Officer	● Indefinite term ● Since inception	Senior Principal Consultant and Fund Compliance Officer of ACA Group (f/k/a Foreside Financial Group), (2020 – present); Compliance Consultant of Duff & Phelps (2018 – 2020)	N/A	N/A
Justin Katz [__]	Vice President	● Indefinite term ● Since 2024	[__]	N/A	N/A

(1)	Mr. Maloney is deemed an “interested person” of the Trust due to his position as co-founder and co-owner of Roundhill Financial Inc. and Treasurer and Chief Financial Officer of the Trust.

(2)	Adam Shoffner is an employee of ACA Group, an affiliate of the Funds’ distributor.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Roundhill Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Funds and is anticipated to serve as a trustee for future funds issued by the Trust (each, a “Roundhill Fund” and collectively, the “Roundhill Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Roundhill or any of its affiliates. Mr. Maloney, an Interested Trustee, serves as the Chairman of the Board of Trustees for each fund in the Roundhill Fund Complex.

The same four persons serve as Trustees on the Board of Trustees and are anticipated to serve on the Board of Trustees of all other funds in the Roundhill Fund Complex. The unitary board structure was adopted for the Roundhill Fund Complex because of the efficiencies it achieves with respect to the governance and oversight of the Roundhill Funds. Each Roundhill Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Roundhill Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Roundhill Funds, including among any such exchange-traded funds, the Board of Trustees of the Roundhill Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Roundhill Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Roundhill Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Roundhill Fund Complex as a whole.

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The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review the Funds’ performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for nominating non-interested persons to the Board of Trustees. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes and assignment of committee members, oversees arrangements for orientation of new Board members and continuing education of Independent Trustees, and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. John Pesce, Felix Rivera and Jeffrey Youngman are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of a Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of a Fund should mail such recommendation to Sean Poyntz, Secretary, at the Trust’s address, 154 West 14th Street, 2nd Floor, New York, New York 10011. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of a Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of a Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for a Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Pesce, Rivera and Youngman serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of the Funds. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board of Trustees level in conjunction with the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer.

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The Board has appointed a CCO who oversees the implementation and evaluation of the Funds’ compliance program. Adam Shoffner of ACA Group serves as CCO and Anti-Money Laundering Officer of the Trust. In a joint effort between the Trust and ACA Group to ensure the Trust complies with Rule 38a-1 under the 1940 Act, ACA Group has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, ACA Group designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Adam Shoffner currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board of Trustee meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. .John Pesce has served on the Roundhill ETF Trust’s Board of Trustees since 2023. Mr. Pesce has over 30 years of business experience in the financial services industry, including experience relating to institutional and individual financial planning, benefits services, retirement plan design and implementation, portfolio and investment advising, product marketing and financial consulting. He has served as the Chief Executive Officer of TCG Group Holdings LP since 1999 and the Area President of HUB International since 2021.

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Felix Rivera is the Chair of the Roundhill Fund Complex Audit Committee and Nominating and Governance Committee and has served as a Trustee on the Roundhill ETF Trust’s Board of Trustees since 2023. Mr. Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. He has served as the Managing Partner of Independent Channel Advisors, LLC since 2011.

Jeffrey Youngman has served on the Roundhill ETF Trust’s Board of Trustees since 2023. Mr. Youngman brings significant legal expertise to the Board of Trustees. He has practiced law for over 35 years representing clients in matters relating to serious personal injuries including those concerning children who have suffered injuries as a result of harassment, intimidation and bullying at school. He has served as an attorney at Feitlin, Youngman, Karas & Gerson, L.L.C. since 1988 and is the Managing Member of the firm.

Interested Trustee. Timothy Maloney is the Chairman of the Board of Trustees and Treasurer and Chief Financial Officer of the Roundhill Fund Complex. Mr. Maloney co-founded Roundhill in 2018 and served as its Chief Investment Officer until April 2024. Prior to co-founding Roundhill, Mr. Maloney worked at Wells Capital Management, where he served as a credit trader. Before his time at Wells Capital Management, Mr. Maloney worked for Morgan Stanley, advising hedge fund clients across a spectrum of strategies. He is a CFA Charterholder and a graduate of Vanderbilt University.

Each Independent Trustee is paid a fixed annual retainer of $____. The Chairman of the Audit Committee is also paid an additional annual fee of $____. These fees will be allocated equally among each Fund in the Roundhill Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Funds and the estimated aggregate compensation to be paid to them for services to the Roundhill Fund Complex for the fiscal year ended December 31, 2026. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Roundhill.

Name of Trustee	Estimated Compensation from The Funds	Estimated Total Compensation from the Roundhill Fund Complex
John Pesce	$___	$____
Felix Rivera	$___	$____
Jeffrey Youngman	$___	$____

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The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Roundhill Fund Complex as of December 31, 2025:

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Roundhill Fund Complex
Interested Trustee
Timothy Maloney	None	Over $100,000
Independent Trustees
John Pesce	None	None
Felix Rivera	None	Over $100,000
Jeffrey Youngman	None	None

As of December 31, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of the date of this Statement of Additional Information, the officers of the Trust and Trustees, in the aggregate, owned less than 1% of the Fund Shares.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Conflicts of Interest

Certain activities of the Adviser, its directors, officers, or employees, with respect to the Funds and/or other accounts managed by the Adviser, may give rise to actual or perceived conflicts of interest. In particular, to the extent permitted by applicable law, certain affiliated ETFs advised by the Adviser may invest their assets in the Funds, including those managed by the same portfolio managers, for cash management or other purposes. Such investments could create conflicts of interest related to asset allocation, the timing of purchases, redemptions, or sales, and increased remuneration and profitability for the Adviser and its personnel, including portfolio managers.

Investment Adviser and Other Service Providers

Investment Adviser. Roundhill Financial Inc., 154 West 14th Street, 2nd Floor, New York, New York 10011, serves as the investment adviser to the Funds. Roundhill is a Delaware limited liability company that is controlled by its founding members, William Hershey and Timothy Maloney. William Hershey currently serves as the President of the Trust and Timothy Maloney serves as the Chairman of the Board of Trustees, Treasurer and Chief Financial Officer of the Trust, while also continuing to serve in their roles as Co-Founders of the Adviser. The Adviser is an SEC-registered investment adviser that has provided investment advisory services to pooled investment vehicles since 2019. Roundhill discharges its responsibilities subject to the policies of the Board of Trustees. Roundhill also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

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Pursuant to an investment management agreement between Roundhill and the Trust, on behalf of each Fund (the “Investment Management Agreement”), Roundhill oversees the investment of the Funds’ assets by the Sub-Adviser and is responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes (of any kind or nature, including, but not limited to, income, excise, transfer and withholding taxes), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants) or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), acquired fund fees and expenses, accrued deferred tax liability, fees and expenses payable related to the provision of securities lending services, legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Each Fund has agreed to pay Roundhill an annual management fee equal to ____% of its daily net assets.

Under the Investment Management Agreement, Roundhill shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Roundhill in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to Roundhill, or by Roundhill on 60 days’ written notice to a Fund.

Investment Sub-Adviser. Roundhill has retained Exchanged Traded Concepts, LLC, an Oklahoma limited liability company, located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, to act as sub-adviser to the Funds pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is an SEC-registered investment adviser that has provided investment advisory or sub-advisory services to pooled investment vehicles since 2009, including to over 80 1940 Act-registered ETFs as of March 2025. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC.

Pursuant to the Sub-Advisory Agreement, Roundhill has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees. Roundhill is responsible for paying the entire amount of the Sub-Adviser’s fee for the Funds. The Funds do not directly pay the Sub-Adviser.

Portfolio Managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of each Fund. There are currently seven portfolio managers, as follows:

●	Mr. Maloney co-founded Roundhill in late 2018. He began his career at Morgan Stanley as a Foreign-Exchange and Emerging Markets salesperson. He later joined Wells Capital, where he traded investment grade bonds for a $35 billion fixed-income portfolio. He graduated from Vanderbilt University with a degree in Economics and a Masters of Science in Finance (MSF). Mr. Maloney is a CFA Charterholder.

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●	Mr. Hershey co-founded Roundhill in late 2018. He began his career at Yorkville ETF Advisors, continuing with Yorkville Capital Management after the sale of Yorkville’s ETF business. During his career, he held various roles, including Head Trader for a Yorkville’s long/short energy hedge fund. He graduated from Vanderbilt University with a degree in Economics. Mr. Hershey is a CFA Charterholder.

●	Mr. Mazza joined Roundhill in 2023. He began his career at State Street Global Advisors and had various research, portfolio management, and product development responsibilities including leading the strategy and research team for SPDR ETFs. He later worked in leadership roles at OppenheimerFunds and Rafferty Asset Management. He graduated from the Sawyer Business School at Suffolk University with his Masters of Business Administration (MBA) in Finance and Boston College with a degree in Political Science and Philosophy.

●	Mr. Serowik joined ETC from Goldman Sachs. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.

●	Mr. Alberico joined ETC in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in New York with a Bachelor of Science degree in Finance.

●	Mr. Tan joined ETC in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning. Mr. Tan graduated from the University of North Carolina at Chapel Hill with a Bachelor of Science in Business Administration with a concentration in Investments, a Bachelor of Arts in Economics, and a Minor in Chinese.

●	Mr. Cooper joined ETC in November 2021 and currently serves as a Portfolio Manager. Previously, Mr. Cooper had roles in trade operations for Constellation Advisers from March 2017 until April 2018 and for QFR Capital Management from April 2018 until July 2020 and in the middle office derivatives group of Elliot Capital Management from September 2020 until November 2021. Prior to these roles, he spent 14 years working in various operational roles for Falcon Management Corporation, a global macro family office, gaining exposure to a variety of asset classes with a focus on operations, accounting, and technology. Mr. Cooper graduated from Pennsylvania State University in 2002 with a Bachelor of Science in Finance and a minor in Business Law.

Portfolio Manager Compensation. Messrs. Maloney, Hershey and Mazza are compensated by Roundhill. Each receives a fixed base salary and discretionary bonus that is not tied to the performance of the Funds. The discretionary bonus is based on the overall performance of Roundhill and each individual’s contribution to that performance across all duties. Messrs. Serowik, Alberico, Tan and Cooper are compensated by ETC. Each receives a fixed base salary and discretionary bonus that is not tied to the performance of the Funds.

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Portfolio Manager Ownership of Fund Shares. As of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any Fund Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts managed by the portfolio managers listed below are subject to performance based advisory fees. The information below is provided as of December 31, 2025.

Portfolio Manager	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Timothy Maloney	__ ($________)	0 ($0)	0 ($0)
William Hershey	__ ($________)	0 ($0)	0 ($0)
David Mazza	__ ($________)	0 ($0)	0 ($0)
Andrew Serowik	__ ($________)	0 ($0)	0 ($0)
Todd Alberico	__ ($________)	0 ($0)	0 ($0)
Gabriel Tan	__ ($________)	0 ($0)	0 ($0)
Brian Cooper	__ ($________)	0 ($0)	0 ($0)

Conflicts of Interest. The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The other accounts may have similar investment objectives or strategies as a Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser manages are fairly and equitably allocated.

With respect to securities transactions for the Funds, the Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time. The Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Transfer Agent and Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBGFS” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.

Pursuant to a fund servicing agreement between the Trust and USBGFS, USBGFS provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, USBGFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund’s Shares. As compensation for the administration, accounting and management services, the Adviser pays USBGFS a fee based on a Fund’s average daily net assets, subject to a minimum annual fee. USBGFS also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

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Custodian. Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in a Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Securities Lending Agent. A Fund may participate in securities lending arrangements whereby a Fund lends certain of its portfolio securities to brokers, dealers and financial institutions (not individuals) to receive additional income and increase the rate of return of the portfolio. U.S. Bank (the “Securities Lending Agent”) serves as securities lending agent to a Fund. The Securities Lending Agent is responsible for the implementation and administration of a Fund’s securities lending program pursuant to an agreement between the Trust, on behalf of a Fund, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to a Fund to lend available securities with any person on its list of approved borrowers and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the applicable Securities Lending Agreement; and (viii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions.

Distributor. The Trust and Foreside Fund Services, LLC (“Foreside” or the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Fund Shares. Fund Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Fund Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in the section entitled “Creation and Redemption of Creation Units”) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Fund Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Since the inception of each Fund, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for a Fund for that period.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including a Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased a Fund’s expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Fund Shares or the amount received by a shareholder as proceeds from the redemption of Fund Shares.

Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Fund Shares.

Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under a Plan may only be imposed after approval by the Board.

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Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Fund Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that a Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of Fund Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of a Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Fund Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Fund Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Aggregations. Fund Shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of a Fund’s Shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.

The Sub-Adviser owes a fiduciary duty to its clients (including a Fund) to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser also will use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include a Fund’s Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu,” so long as such selection is in keeping with the foregoing policies. A Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of a Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.

The Sub-Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (i) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (ii) cause clients to engage in more securities transactions than would otherwise be optimal; and (iii) only recommend brokers that provide soft dollar benefits.

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The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Fund Shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Fund Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about a Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. A Fund’s portfolio holdings are also available on its website at https://www.roundhillinvestments.com/etf. The Trust, Adviser, Sub-Adviser and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose, on a quarterly basis, the complete schedule of a Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust discloses the complete schedule of a Fund’s portfolio holdings on Form N-CSR after its second and fourth quarters. Form N-PORT and Form N-CSR for the Trust is available on the SEC’s website at https://www.sec.gov. A Fund’s Form N-PORT and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Form N-PORT and Form N-CSR are available without charge, upon request, by calling (855) 561-5728 or by writing to Roundhill ETF Trust, 154 West 14th Street, 2nd Floor, New York, New York 10011.

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Codes of Ethics. In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, the Adviser, the Sub-Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by a Fund are voted consistently with the best interests of such Fund.

The Board has delegated to the Adviser the proxy voting responsibilities for a Fund and has directed the Adviser to vote proxies consistent with a Fund’s best interests. The Adviser has delegated to the Sub-Adviser the day-to-day proxy voting responsibilities of a Fund and has directed the Sub-Adviser to vote proxies consistent with a Fund’s best interests. The Sub-Adviser has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations to the Sub-Adviser on the voting of proxies relating to securities held by a Fund. The Sub-Adviser has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies. The Sub-Adviser’s use of the ISS Proxy Voting Guidelines is not intended to constrain the Sub-Adviser’s consideration of any proxy proposal, and there may be times when the Sub-Adviser deviates from the ISS Proxy Voting Guidelines. The ISS Proxy Voting Guidelines are subject to change at the discretion of ISS and may be found at issgovernance.com.

Information regarding how a Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on its website at https://www.roundhillinvestments.com/etf, by calling (855) 561-5728 or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General. ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

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Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell Fund Shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that a Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of a Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

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Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of Fund Shares as next determined on such date after receipt of the order in proper form. However, at its discretion, a Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

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Creation Transaction Fees. A Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per Fund Shares times the number of Fund Shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. A Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per Fund Share times the number of Fund Shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of Fund Shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of such Fund Shares ordered, would own 80% or more of the currently outstanding Fund Shares of a Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of such Fund, be unlawful; or (v) there exist circumstances outside the control of such Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. A Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

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Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to a Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

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Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

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Distributions. Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by such Fund itself.

The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from such Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a Fund Share on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of such Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if Fund Shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

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Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of a Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments. Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations. If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Investments in Subsidiaries. One of the requirements for qualification as a RIC is that a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

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Each Fund intends to treat any income it may derive from event contracts and swap agreements on event contracts received by a Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with any Fund or any affiliates of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to a Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from a Subsidiary, each Fund intends to cause the relevant Subsidiary to make distributions that would allow a Fund to make timely distributions to its shareholders.

If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, such Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, such Fund’s Board of Trustees may determine to reorganize or close such Fund or materially change such Fund’s investment objective and strategies.

Each Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and a Fund that owns it will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, a Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to such Fund during the taxable year and thus such Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its Subsidiary is organized, respectively, could result in the inability of such Fund and/or its Subsidiary to operate as described in this prospectus and could negatively affect such Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on any Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands governmental authority taxes, the relevant Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of event contracts and swap agreements on event contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

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In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

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Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by such Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that such Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by such Fund which are properly reported by such Fund as undistributed capital gains and any gains realized upon the sale or exchange of such Fund’s Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward. Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The NAV per Fund Share is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of a Fund is calculated by USBGFS and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Fund Share, such Fund’s investments are generally valued using market prices to the extent such market quotations are readily available. If market quotations are not readily available, including if market quotations are deemed to be unreliable by the Adviser, a Fund will fair value such investments and use the fair value to calculate such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for a Fund’s portfolio holdings subject to the Board’s oversight. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio holdings. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.

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Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Fund Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Fund Shares purchased in the secondary market.

Miscellaneous Information

Legal Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. Cohen & Company, Ltd. audits the Funds’ financial statements and performs other related audit services.

Performance Information

To obtain a Fund’s most current performance information, please call (855) 561-5728 or visit a Fund’s website at https://www.roundhillinvestments.com/etf. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. A Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

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Roundhill ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	Agreement and Declaration of Trust of the Registrant (1)

(b)	By-Laws of the Registrant (1)

(c)	Not applicable

(d)	(1) Investment Advisory Agreement between the Registrant and Roundhill Financial Inc. (1)

(2) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Roundhill Financial Inc. (4)

(3) Expense Reimbursement and Fee Waiver Agreement between the Registrant and Roundhill Financial Inc. (3)

(4) Sub-Advisory Agreement between Roundhill Financial Inc. and Exchange Traded Concepts, LLC (1)

(5) Amended Schedule A to the Sub-Advisory Agreement between Roundhill Financial Inc. and Exchange Traded Concepts, LLC (4)

(e)	(1) ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC (1)

(2) Amended Exhibit A to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC (4)

(f)	Not Applicable.

(g)	(1) Custody Agreement between the Registrant and U.S. Bank National Association (1)

(2) Amended Exhibit A to the Custody Agreement between the Registrant and U.S. Bank National Association (4)

(h)	(1) Fund Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (1)

(2) Amended Exhibit 1 to the Fund Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (4)

(3) Form of Authorized Participant Agreement (1)

(i)	Opinion of Legal Counsel (4)

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	(1) Code of Ethics of Registrant (1)

(2) Code of Ethics of Roundhill Financial Inc. (1)

(3) Code of Ethics of Exchange Traded Concepts, LLC (1)

(p)	Powers of Attorney (2)

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-273052) filed on October 20, 2023.

(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-273052) filed on January 10, 2024.

(3)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-273052) filed on February 27, 2024.

(4)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Pursuant to Article VII, Section 2(a) of the Trust’s Agreement and Declaration of Trust (the “Declaration”), the Trust shall indemnify, out of Trust Property (as such term is defined in the “Declaration”), to the fullest extent permitted under applicable law, any Person (as such term is defined in the “Declaration”) who was or is a party or is threatened to be made a party to any Proceeding (as such term is defined in the “Declaration”) by reason of the fact that such Person is or was an Agent (as such term is defined in the “Declaration”) of the Trust, against Expenses (as such term is defined in the “Declaration”), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the 1933 Act, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of the Declaration in a manner consistent with Release 11330 of the SEC under the 1940 Act, so long as the interpretation of Sections 17(h) and 17(i) thereunder remains in effect.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Roundhill Financial Inc. (“Roundhill”), the investment adviser to the Funds, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Roundhill is incorporated by reference to the Form ADV filed by Roundhill with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-114971).

Certain information pertaining to the business and other connections of Exchange Traded Concepts, LLC (“ETC”), the investment sub-adviser to the Funds, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of ETC is incorporated by reference to the Form ADV filed by ETC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-70485).

Item 32.	Principal Underwriter

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust

17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	ASYMmetric ETFs Trust
21.	B.A.D. ETF, Series of Listed Funds Trust
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
38.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
43.	Center Coast Brookfield MLP & Energy Infrastructure Fund
44.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
45.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust
48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund
51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	Davis Fundamental ETF Trust
58.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
59.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.	Defiance Quantum ETF, Series of ETF Series Solutions
64.	Direxion Shares ETF Trust
65.	Dividend Performers ETF, Series of Listed Funds Trust
66.	Dodge & Cox Funds
67.	DoubleLine ETF Trust
68.	DoubleLine Opportunistic Credit Fund
69.	DoubleLine Yield Opportunities Fund
70.	Eaton Vance NextShares Trust
71.	Eaton Vance NextShares Trust II
72.	EIP Investment Trust
73.	Ellington Income Opportunities Fund
74.	ETF Opportunities Trust
75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.	Grizzle Growth ETF, Series of Listed Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
89.	IDX Funds

90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	John Hancock Exchange-Traded Fund Trust
94.	Kelly Strategic ETF Trust
95.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	Merk Stagflation ETF, Series of Listed Funds Trust
105.	Milliman Variable Insurance Trust
106.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
107.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
108.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
109.	Morgan Creek-Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
110.	Morningstar Funds Trust
111.	OTG Latin American Fund, Series of World Funds Trust
112.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.	Palmer Square Opportunistic Income Fund
120.	Partners Group Private Income Opportunities, LLC
121.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
122.	Perkins Discovery Fund, Series of World Funds Trust
123.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
124.	Plan Investment Fund, Inc.
125.	PMC Funds, Series of Trust for Professional Managers
126.	Point Bridge America First ETF, Series of ETF Series Solutions
127.	Preferred-Plus ETF, Series of Listed Funds Trust
128.	Putnam ETF Trust
129.	Quaker Investment Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
136.	Reynolds Funds, Inc.
137.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
138.	RiverNorth Patriot ETF, Series of Listed Funds Trust
139.	RMB Investors Trust
140.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
141.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
142.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
143.	Roundhill Cannabis ETF, Series of Listed Funds Trust
144.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
145.	Roundhill MEME ETF, Series of Listed Funds Trust
146.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
147.	Roundhill Video Games ETF, Series of Listed Funds Trust
148.	Rule One Fund, Series of World Funds Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.	Syntax ETF Trust
162.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust

163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal ETF Trust
170.	Tidal Trust II
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
203.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
205.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
207.	VictoryShares Protect America ETF, Series of Victory Portfolios II
208.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
209.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
215.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
218.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
222.	Walthausen Funds
223.	West Loop Realty Fund, Series of Investment Managers Series Trust
224.	WisdomTree Trust
225.	WST Investment Trust
226.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b) To the best of the Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c) Not Applicable.

Item 33.	Location of Accounts and Records

Roundhill Financial Inc., 154 West 14th Street, 2nd Floor, New York, New York 10011, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, and State of New York on February 13, 2026.

Roundhill ETF Trust

By:	/s/ Timothy Maloney
Timothy Maloney, Chairman of the Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ William Hershey	President	February 13, 2026
William Hershey	(Principal Executive Officer)

/s/ Timothy Maloney	Treasurer and Chief Financial Officer	February 13, 2026
Timothy Maloney	(Principal Financial Officer and Principal Accounting Officer)

John Pesce*	Trustee	February 13, 2026
John Pesce

Felix Rivera*	Trustee	February 13, 2026
Felix Rivera

Jeffrey Youngman*	Trustee	February 13, 2026
Jeffrey Youngman

*	An original power of attorney authorizing William Hershey and Timothy Maloney to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement were previously executed and are filed as an exhibit hereto.